                                                                    EXHIBIT 24.1


                           LIMITED POWER OF ATTORNEY

                            USA WASTE SERVICES, INC.

       KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of USA Waste Services, Inc., a Delaware corporation, does hereby make, constitute and appoint Gregory T. Sangalis and Earl E. DeFrates and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to debt securities and Common Stock of USA Waste Services, Inc. and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of December, 1996.




                                                       /s/ Ralph F. Cox
                                                  ----------------------------
                                                       Ralph F. Cox

                           LIMITED POWER OF ATTORNEY

                            USA WASTE SERVICES, INC.

       KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of USA Waste Services, Inc., a Delaware corporation, does hereby make, constitute and appoint Gregory T. Sangalis and Earl E. DeFrates and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to debt securities and Common Stock of USA Waste Services, Inc. and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of December, 1996.




                                                  /s/ Richard J. Heckmann
                                              ------------------------------
                                                  Richard J. Heckmann

                           LIMITED POWER OF ATTORNEY

                            USA WASTE SERVICES, INC.

       KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of USA Waste Services, Inc., a Delaware corporation, does hereby make, constitute and appoint Gregory T. Sangalis and Earl E. DeFrates and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to debt securities and Common Stock of USA Waste Services, Inc. and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of December, 1996.





                                             /s/ Donald F. Moorehead, Jr.
                                           ---------------------------------
                                             Donald F. Moorehead, Jr.

                           LIMITED POWER OF ATTORNEY

                            USA WASTE SERVICES, INC.

       KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of USA Waste Services, Inc., a Delaware corporation, does hereby make, constitute and appoint Gregory T. Sangalis and Earl E. DeFrates and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to debt securities and Common Stock of USA Waste Services, Inc. and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of December, 1996.




                                                /s/ David Sutherland-Yoest
                                              -------------------------------
                                                    David Sutherland-Yoest

                           LIMITED POWER OF ATTORNEY

                            USA WASTE SERVICES, INC.

       KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of USA Waste Services, Inc., a Delaware corporation, does hereby make, constitute and appoint Gregory T. Sangalis and Earl E. DeFrates and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to debt securities and Common Stock of USA Waste Services, Inc. and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of December, 1996.




                                                  /s/ Larry J. Martin
                                             ------------------------------
                                                  Larry J. Martin

                           LIMITED POWER OF ATTORNEY

                            USA WASTE SERVICES, INC.

       KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of USA Waste Services, Inc., a Delaware corporation, does hereby make, constitute and appoint Gregory T. Sangalis and Earl E. DeFrates and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to debt securities and Common Stock of USA Waste Services, Inc. and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of December, 1996.




                                                  /s/ Rodney R. Proto
                                              ------------------------------
                                                      Rodney R. Proto

                           LIMITED POWER OF ATTORNEY

                            USA WASTE SERVICES, INC.

       KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of USA Waste Services, Inc., a Delaware corporation, does hereby make, constitute and appoint Gregory T. Sangalis and Earl E. DeFrates and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to debt securities and Common Stock of USA Waste Services, Inc. and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of December, 1996.




                                                  /s/ William E. Moffett
                                                ----------------------------
                                                      William E. Moffett

                           LIMITED POWER OF ATTORNEY

                            USA WASTE SERVICES, INC.

       KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of USA Waste Services, Inc., a Delaware corporation, does hereby make, constitute and appoint Gregory T. Sangalis and Earl E. DeFrates and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to debt securities and Common Stock of USA Waste Services, Inc. and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of December, 1996.





                                                  /s/ Alexander W. Rangos
                                               ------------------------------
                                                      Alexander W. Rangos

                           LIMITED POWER OF ATTORNEY

                            USA WASTE SERVICES, INC.

       KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of USA Waste Services, Inc., a Delaware corporation, does hereby make, constitute and appoint Gregory T. Sangalis and Earl E. DeFrates and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to debt securities and Common Stock of USA Waste Services, Inc. and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of December, 1996.




                                                 /s/ John G. Rangos, Sr.
                                                -------------------------------
                                                     John G. Rangos, Sr.

                           LIMITED POWER OF ATTORNEY

                            USA WASTE SERVICES, INC.

       KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of USA Waste Services, Inc., a Delaware corporation, does hereby make, constitute and appoint Gregory T. Sangalis and Earl E. DeFrates and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to debt securities and Common Stock of USA Waste Services, Inc. and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of December, 1996.




                                                     /s/ Kosti Shirvanian
                                                   -------------------------
                                                       Kosti Shirvanian

                           LIMITED POWER OF ATTORNEY

                            USA WASTE SERVICES, INC.

       KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of USA Waste Services, Inc., a Delaware corporation, does hereby make, constitute and appoint Gregory T. Sangalis and Earl E. DeFrates and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to debt securities and Common Stock of USA Waste Services, Inc. and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of December, 1996.




                                                /s/ Savey Tufekian
                                           --------------------------------
                                                  Savey Tufenkian